Exhibit 99.1

Heckmann Corporation Announces Definitive Agreement to Acquire

Thermo Fluids Inc. Expanding Heckmann’s Total Environmental

Solutions Offering

Strategic Acquisition of Environmental and Fluid Services, Oil Collection and Recycling

Company Diversifies Heckmann’s Revenue Stream and

Balances Its Commodity Exposure

Thermo Fluids’ Business Model Provides Predictable Revenue, EBITDA and Operating

Income Growth and Further Enhances Heckmann’s Environmental Services Capabilities

Pittsburgh, PA — March 8, 2012 — Heckmann Corporation (NYSE: HEK) today announced that it has signed a definitive agreement with CIVC Partners, a Chicago-based private equity firm, to acquire Thermo Fluids Inc. (“TFI”). TFI is a route-based environmental services and waste recycling solutions company that focuses primarily on the collection and recycling of used motor oil (“UMO”). TFI is the largest seller of commercial fuel oil from recovered UMO in the Western United States. This strategic acquisition expands Heckmann’s total environmental solutions offering and diversifies the Company’s operations by revenue, geography and customer base. The acquisition is expected to be immediately accretive to Heckmann’s earnings in 2012 and close early in the second quarter, subject to customary closing conditions.

Under terms of the Agreement, Heckmann plans to acquire TFI for $245 million to be paid in cash and shares of the Company’s common stock.

“Our focus to-date has been on total water and wastewater solutions for the shale oil and gas industry. TFI’s business expands our strategy to provide total environmental services to our customers,” said Richard J. Heckmann, Chairman and Chief Executive Officer of Heckmann Corporation. “This acquisition diversifies our revenue stream and extends our oil industry offering to include services for virgin and reprocessed oil. Similar to Heckmann Water Resources’ (HWR) comprehensive water services, TFI acts as an integrated single solutions provider for a number of environmental services, but primarily related to oil collection, recycling and resale. This is a highly fragmented and regulated industry with limited competition for complete service providers like TFI. TFI has a strong business model with robust and predictable revenue, EBITDA and operating income growth that will contribute to our top and bottom lines immediately. We expect approximately 31% of our revenues in 2012 to come from recovered and reprocessed used oil and other environmental services from Thermo Fluids. The management team at TFI brings considerable knowledge and expertise that broadens our leadership. With the strong team assembled by James Devlin, TFI’s CEO, we will immediately embark on an internal and external growth strategy. Additionally, we can leverage the expertise of our management team, as we successfully built and operated an identical business and strategy as part of US Filter.”

Assuming three quarters of operations, Heckmann expects Thermo Fluids Inc. to generate revenues between $105 and $115 million for the nine-month period following the closing of the transaction.

Heckmann Corporation

TFI has operations throughout the Western United States, with facilities and customers in 18 states where it is the No. 1 or No. 2 provider of oil collection and environmental services in approximately 80% of the areas it serves. TFI has 31 facilities, a fleet of approximately 290 trucks, more than 190 railcars and more than 230 employees. TFI customers include Walmart, Penske, Jiffy Lube, Halliburton, Peabody Energy, ConocoPhillips and CEMEX.

TFI has developed an efficient and low-cost process whereby UMO is converted into reprocessed fuel oil (“RFO”) utilizing a proprietary filtration process to remove impurities and produce a cleaner, more desirable RFO with superior energy output characteristics. RFO is sold to industrial customers for less than half the cost of the alternative, which is diesel fuel while generating more than twice the energy on a BTU adjusted basis. RFO is also increasingly sold to re-refiners as a critical feedstock for the production of base lubricants. In 2011, TFI processed and sold approximately 54 million gallons of reprocessed fuel oil to over 250 customers.

James Devlin, Chief Executive Officer of TFI stated, “We believe Heckmann is an ideal strategic partner for our business. Their leadership team is highly qualified with operational, environmental and regulatory expertise that folds into our current business. Both TFI and Heckmann are in growth modes, and our services complement and expand on Heckmann’s water solutions offering for the oil and gas industry. We are excited to join their team and to be part of the Heckmann total environmental solutions offering.”

Houlihan Lokey served as the financial advisor to Thermo Fluids and its principal shareholder, CIVC.

Additional information regarding the acquisition will be made available in Heckmann Corporation’s filings with the United States Securities and Exchange Commission on Form 8-K.

About Thermo Fluids

Thermo Fluids Inc., a closely held portfolio company of CIVC Partners, is an environmental services company and the largest producer of commercial fuel oil from recovered used motor oil in the Western United States. Headquartered in Scottsdale, Arizona, Thermo Fluids collects and purchases used motor oil from a large number of companies across a diverse range of industries, such as quick-lube centers, auto dealerships, mining operations, and industrial companies. In addition to collecting used motor oil, Thermo Fluids provides a portfolio of environmental services as a “one-stop” solution to its customers. These other essential services include oily wastewater collection and processing, spent antifreeze collection and recycling, and used oil filter collection and disposal. Thermo Fluids reprocesses and recycles its collected used motor oil into a commercial fuel product that is sold as an alternative energy source to a variety of industrial customers. Thermo Fluids has 31 facilities serving the Western United States. For more information, visit www.thermofluids.com.

About CIVC Partners

CIVC Partners is a leading Chicago-based private equity firm with over 20 years of private equity experience. CIVC has completed over 50 platform transactions and dozens of add-on acquisitions since 1989. CIVC currently manages over $1.3 billion in private equity funds and focuses on companies operating within the business services and financial services industries. More information on CIVC Partners and its portfolio companies can be found at www.civc.com.

About Heckmann Corporation

Heckmann Corporation (NYSE: HEK) is a services-based company focused on total water solutions for shale or “unconventional” oil and gas exploration. The Company’s water solutions segment is called Heckmann Water Resources, or HWR, and includes water disposal, trucking,

Heckmann Corporation

fluids handling, treatment and pipeline transport facilities, and water infrastructure services for oil and gas exploration and production companies. Through these operations, HWR offers an integrated and efficient full service water program for hydraulic fracturing operations.

Interested parties can access additional information about Heckmann on the Company’s web site at http://www.heckmanncorp.com, and in documents filed with the United States Securities and Exchange Commission, on the SEC’s web site at http://www.sec.gov.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in the press release include, without limitation forecasts of growth, revenues, adjusted EBITDA and pipeline expansion, and other matters that involve known and unknown risks, uncertainties and other factors that may cause results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release. Such risk factors include, among others: difficulties encountered in acquiring and integrating businesses, including Thermo Fluids; whether certain markets grow as anticipated; and the competitive and regulatory environment. Additional risks and uncertainties are set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, as well as the Company’s other reports filed with the United States Securities and Exchange Commission and are available at http://www.sec.gov/ as well as the Company’s website at http://heckmanncorp.com/. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All forward-looking statements are qualified in their entirety by this cautionary statement. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Relations Contact:

Brandi Piacente

The Piacente Group, Inc.

Tel. +1 212-481-2050

heckmann@tpg-ir.com

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